Scudder
Classic Growth
Fund

Semiannual Report
February 28, 1997

Pure No-Load(TM) Funds

A fund seeking long-term growth of capital with reduced share price volatility compared to other growth mutual funds.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER   (image)

                                Table of Contents
   2  In Brief
   3  Letter from the Fund's President
   4  Portfolio Summary
   5  Portfolio Management Discussion
   8  Investment Portfolio
  12  Financial Statements
  15  Financial Highlights
  16  Notes to Financial Statements
  18  Investment Products and Services
  19  How to Contact Scudder


                                    In Brief

o Scudder Classic Growth Fund provided a total return of 19.39% for the abbreviated fiscal period ended February 28, 1997.

o Stocks delivered strong performance as robust corporate earnings, relatively low interest rates, and modest inflation favored the Fund's emphasis on large company growth stocks.

o The Fund benefited especially from significant industry weightings in the technology and finance sectors, both of which performed well during the period.

                        2 - SCUDDER CLASSIC GROWTH FUND

                        Letter From the Fund's President

Dear Shareholders,

     We are pleased to present Scudder Classic Growth Fund's first semiannual report to shareholders for the abbreviated fiscal period from September 9, 1996 to February 28, 1997.

     Your Fund's strong performance was especially gratifying considering the Fund's relatively conservative approach. Large company stocks provided some of the best performance during the period, including growth stocks of America's leading companies, the primary focus of your Fund's investments. A complete discussion of your Fund's activities begins on page 5.

     Scudder Classic Growth Fund invests in many of America's leading growth companies while seeking less price volatility than other growth funds. This investment approach is rooted in a style that Scudder, Stevens & Clark, Inc. has used in managing privately managed accounts for decades. The Fund is designed to serve as a core equity holding in a diversified portfolio. We believe that satisfying long-term investment returns can result from this approach.

     The outstanding performance of U.S. stocks over the last two years has caused many investors to consider what, if any, adjustments they should make to their portfolios. In general, diversification across several asset classes can provide balance to an investment portfolio. Most investors should consider complementing their core holdings with representation from the money market, fixed income, international, and small cap stock areas. The performance of these distinct asset classes does not always move in tandem with one another, helping to reduce a portfolio's overall price volatility.

     For those of you who are interested in new products and services, we recently introduced the Scudder Pathway Series. Pathway simplifies investing through the 'fund of funds' approach and offers four distinct portfolios:
Conservative, Balanced, Growth, and International. Each portfolio invests in a select mix of Scudder Funds, providing flexibility, diversification, and simplicity for regular and retirement plan investors. For more complete information on Scudder products and services, please turn to page 18.

     Thank you for your investment in Scudder Classic Growth Fund. If you have questions about your account, please call our Investor Relations representatives at 1-800-225-2470; they will be happy to assist you. Or, visit our Internet Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Classic Growth Fund

                        3 - SCUDDER CLASSIC GROWTH FUND

PORTFOLIO SUMMARY as of February 28, 1997
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Equity Holdings                    97%
Cash Equivalents                    3%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

A FULLY INVESTED APPROACH WAS
IMPLEMENTED DURING THE PERIOD.

--------------------------------------------------------------------------
SECTOR DIVERSIFICATION
(Excludes 3% Cash Equivalents)
--------------------------------------------------------------------------
Financial                                 19%
Technology                                16%
Health                                    13%
Energy                                    12%
Manufacturing                             12%
Consumer Discretionary                     8%
Consumer Staples                           6%
Durables                                   6%
Service Industries                         5%
Other                                      3%
---------------------------------------------
                                         100%
---------------------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

THE FUND'S TOP INDUSTRY HOLDINGS
- FINANCIAL AND TECHNOLOGY - WERE
IMPORTANT CONTRIBUTORS TO
PERFORMANCE.

--------------------------------------------------------------------------
10 LARGEST EQUITY HOLDINGS
(24% OF PORTFOLIO)
--------------------------------------------------------------------------
1.   AMERICAN EXPRESS CREDIT CORP.
     Travel and investment services, insurance, banking

2.   CITICORP
     Provider of broad range of financial services, including banking and consumer finance

3.   INTEL CORP.
     Semiconductor microprocessors

4.   ROYAL DUTCH PETROLEUM CO.
     International energy company

5.   COMPAQ COMPUTER CORP.
     Leading manufacturer of personal computers

6.   AMERICAN INTERNATIONAL GROUP, INC.
     Major international insurance holding company

7.   COLUMBIA/HCA HEALTHCARE CORP.
     Leading hospital management company

8.   GENERAL MOTORS CORP. H
     Producer of high technology electronics

9.   FRANKLIN RESOURCES INC.
     Mutual fund investment advisor

10.  EXEL, LTD.
     Provider of liability insurance


THE FUND'S HOLDINGS ARE WELL
KNOWN AND REFLECT ITS EMPHASIS
ON LEADING AMERICAN COMPANIES.
-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 8. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                         4 - SCUDDER CLASSIC GROWTH FUND

                         Portfolio Management Discussion
Dear Shareholders,

This report for Scudder Classic Growth Fund covers the abbreviated semiannual period from the Fund's inception on September 9, 1996 to February 28, 1997. During this almost six-month period, the Fund's net asset value per share increased from $12.00 to $14.29, including a $0.04 income dividend, for a total return of 19.39%. This return compares favorably to the performance of the overall stock market and similar growth funds for the period.

This has been an ideal environment for the Fund's introduction. Stocks continued to rally and high quality large company stocks, in particular, led the market indices to new highs. The Fund further benefited from significant weightings in sectors that performed well -- namely technology and finance. We were pleased with these results considering the Fund's relatively conservative approach.

The Fund seeks to participate in the growth potential of America's leading companies. In doing so, the Fund attempts to avoid the greater price volatility that is characteristic of more aggressive growth funds. In managing the Fund, we focus on established U.S. companies with histories of consistent earnings growth. Typically these are medium- and large-sized firms distinguished by solid management, a strong franchise, and dominance in their market niche.

                               Market Environment

Stocks were propelled higher over the period by continued strong corporate earnings and relatively benign inflation. Economic growth was robust during the third and fourth quarters of 1996, exceeding the 3.4% overall growth rate for the year. Corporate earnings continued to be reported ahead of expectations at many large companies, but there were also a few disappointments. Completing an almost perfect scenario for equity investors, inflation remained subdued and interest rates were relatively low by historical standards. However, long-term rates crept up toward the end of the period and real, inflation-adjusted rates remained high.

Stocks of large, leading American companies were among the best performers in this environment as most reported strong earnings gains. Many of these companies have been able to leverage their typically substantial global presence and vast distribution networks. These large companies have also continued to focus on productivity improvements and acquisitions to increase revenues. Technology companies have been notable beneficiaries because they are providing the tools for higher efficiency and lower costs.

New and better technology is continuing to promote productivity improvement in many industries. Large companies, in particular, are enjoying significant dividends from the application of technological advances. These companies have been investing heavily in technology over the last several years, and the benefits are multiplying. The substantial impact of technology in the 1990s has been compared to the industrial revolution of the late 1700s, which radically transformed U.S. manufacturing techniques. Technological improvement is a long-term secular trend that should provide continuing benefits to many of the established companies in which the Fund invests.

                         5 - SCUDDER CLASSIC GROWTH FUND

                              Portfolio Highlights

The technology sector represented a significant portion of the portfolio at 16% of portfolio assets. A good example of a company that is a world leader in the technology industry is Intel, one of the Fund's top ten holdings. Intel is the leading maker of microprocessors, a critical component of personal computers. The stock has performed well, and we expect the company to continue to play a leading role in the future growth of the technology industry.

The financial services area, at 18% of portfolio assets, was another sector that contributed strongly to Fund performance. In the banking industry, restructurings and consolidations have continued. Banks such as Citicorp -- the largest U.S. banking company measured by revenues and the world's leading credit card issuer -- are steadily repositioning and expanding overseas to remain competitive. In addition, low interest rates have provided lenders with a low cost of funds and attractive profit margins.

The strong bull market has also been good for earnings at securities firms and diversified financial companies. American Express, the Fund's largest holding, is one the United States' leading financial services companies and the largest corporate travel agency. This high quality company has recently been focusing more closely on its core corporate travel and credit card businesses.

                             A Conservative Approach
                                    to Growth

Scudder Classic Growth Fund is different in that it seeks long-term growth of capital with lower price volatility than the average growth fund. In pursuing this goal, we target seasoned companies with strong competitive positions. We also seek to avoid stocks associated with unreasonably high expectations, which typically trade at high prices relative to their earnings, sales, or revenues. These high-expectation stocks are often very volatile, declining sharply at the first sign of disappointment. While the prices of some stocks are bid up because of a company's rapid growth prospects, we prefer to pay for earnings that we believe are sustainable. Our investment focus is on stocks with consistent earnings growth rates that we believe are reasonably valued.

We employ both fundamental and quantitative techniques in selecting stocks for the portfolio. The investment process begins with narrowing the universe of growth stocks by screening out companies with weaker competitive positions and financial statements. Then we assign a rating to each stock based on its relative valuation. Through this process we attempt to identify stocks with the best potential performance.

We also take a diversified approach to the Fund's industry exposures by maintaining representation in many sectors. We believe this broad diversification can help to reduce the Fund's share price volatility.

                        6 - SCUDDER CLASSIC GROWTH FUND

                                     Outlook

We recognize that the outstanding stock market performance of the past two years is unlikely to continue forever. However, we expect a favorable environment for U.S. equity investors over the long term. Economic growth should remain healthy in 1997, but slow to more moderate levels, reflecting the effect of a strong U.S. dollar and a challenging environment for most companies seeking to raise prices. The market could also experience greater volatility in the months ahead. However, the fundamentals remain positive: global liquidity is ample, growth is moderate, inflation is low, and productivity continues to improve at many companies. We believe that leading American companies -- our primary focus for the Fund's investments -- will provide some of the best potential opportunities in this environment.

Sincerely,

Your Portfolio Management Team

/s/William F. Gadsden                /s/Bruce F. Beaty

William F. Gadsden                   Bruce F. Beaty
Lead Portfolio Manager               Portfolio Manager



                        7 - SCUDDER CLASSIC GROWTH FUND

            Investment Portfolio as of February 28, 1997 (Unaudited)

                                                      Principal         Market
                                                      Amount ($)       Value ($)
--------------------------------------------------------------------------------
Repurchase Agreements 3.2%
--------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank
and Trust Company dated 2/28/97 at 5.31%,
to be repurchased at $688,304 on 3/3/97,
collateralized by a $690,000 U.S. Treasury                            ----------
Bond, 7.125%, 2/15/23 (Cost $688,000) ...........        688,000         688,000
                                                                      ----------

                                                         Shares
--------------------------------------------------------------------------------
Common Stocks 96.8%
--------------------------------------------------------------------------------
Consumer Discretionary 7.5%
Department & Chain Stores 5.3%
Costco Companies, Inc. ..........................         8,800          225,500
Gap Inc. ........................................         7,500          247,500
Home Depot, Inc. ................................         7,800          425,100
Walgreen Co. ....................................         5,400          230,850
                                                                      ----------
                                                                       1,128,950
                                                                      ----------
Hotels & Casinos 1.0%
Mirage Resorts Inc.* ............................         9,000          223,875
                                                                      ----------
Specialty Retail 1.2%
Tiffany & Co. ...................................         7,200          250,200
                                                                      ----------
Consumer Staples 5.8%
Alcohol & Tobacco 1.7%
Anheuser-Busch Companies, Inc. ..................         8,300          369,350
                                                                      ----------
Food & Beverage 1.1%
Sara Lee Corp. ..................................         5,900          228,625
                                                                      ----------
Package Goods/Cosmetics 3.0%
Clorox Co. ......................................         2,600          310,700
Procter & Gamble Co. ............................         2,700          324,338
                                                                      ----------
                                                                         635,038
                                                                      ----------
Health 13.2%
Hospital Management 2.3%
Columbia/HCA Healthcare Corp. ...................        11,400          478,800
                                                                      ----------
Medical Supply & Specialty 2.4%
Becton, Dickinson & Co. .........................         7,000          344,750
STERIS Corp.* ...................................         6,500          164,125
                                                                      ----------
                                                                         508,875
                                                                      ----------
Pharmaceuticals 8.5%
American Home Products Corp. ....................         3,100          198,400
Johnson & Johnson ...............................         3,900          224,738
Merck & Co., Inc. ...............................         2,300          211,600

    The accompanying notes are an integral part of the financial statements.


                         8 - SCUDDER CLASSIC GROWTH FUND

                                                                        Market
                                                         Shares        Value ($)
--------------------------------------------------------------------------------
Novartis AG (ADR) ...............................         4,200          239,663
Novartis AG (ADR) Rights (b)* ...................           210           13,299
Pfizer, Inc. ....................................         3,000          274,875
Schering-Plough Corp. ...........................         2,400          183,900
Warner-Lambert Co. ..............................         5,400          453,600
                                                                      ----------
                                                                       1,800,075
                                                                      ----------
Financial 17.9%
Banks 4.7%
Citicorp ........................................         5,000          583,750
J.P. Morgan & Co., Inc. .........................         1,900          199,738
Norwest Corp. ...................................         4,400          218,900
                                                                      ----------
                                                                       1,002,388
                                                                      ----------
Insurance 6.2%
American International Group, Inc. ..............         4,000          484,000
EXEL, Ltd. ......................................        10,300          454,488
MBIA Inc. .......................................         3,900          380,738
                                                                      ----------
                                                                       1,319,226
                                                                      ----------
Consumer Finance 1.1%
Associates First Capital Corp. ..................         5,000          241,250
                                                                      ----------
Other Financial Companies 5.9%
American Express Credit Corp. ...................         9,400          614,525
Federal National Mortgage Association ...........         9,500          380,000
Travelers Group, Inc. ...........................         4,900          262,763
                                                                      ----------
                                                                       1,257,288
                                                                      ----------
Media 1.1%
Advertising
Omnicom Group, Inc. .............................         4,800          238,200
                                                                      ----------
Service Industries 5.1%
Investment 3.4%
Franklin Resources Inc. .........................         8,000          468,000
Merrill Lynch & Co., Inc. .......................         2,700          259,200
                                                                      ----------
                                                                         727,200
                                                                      ----------
Miscellaneous Commercial Services 1.7%
Manpower, Inc. ..................................         7,000          264,250
Sabre Group Holdings Inc. .......................         3,500           98,875
                                                                      ----------
                                                                         363,125
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.


                         9 - SCUDDER CLASSIC GROWTH FUND

                                                                        Market
                                                         Shares        Value ($)
--------------------------------------------------------------------------------
Durables 5.4%
Aerospace 4.7%
Lockheed Martin Corp. ...........................         3,429          303,467
Rockwell International Corp. (New) ..............         4,700          304,325
United Technologies Corp. .......................         5,100          383,775
                                                                      ----------
                                                                         991,567
                                                                      ----------
Telecommunications Equipment 0.7%
Ascend Communications, Inc. .....................         3,000          156,750
                                                                      ----------
Manufacturing 11.5%
Chemicals 3.6%
E.I. du Pont de Nemours & Co. ...................         2,900          311,025
Praxair Inc. ....................................         4,700          228,538
Sigma-Aldrich Corp. .............................         7,000          214,375
                                                                      ----------
                                                                         753,938
                                                                      ----------
Diversified Manufacturing 3.5%
General Electric Co. ............................         2,000          205,750
TRW Inc. ........................................         5,400          282,825
Textron, Inc. ...................................         2,600          256,425
                                                                      ----------
                                                                         745,000
                                                                      ----------
Electrical Products 1.8%
ABB AB (ADR) ....................................         1,700          189,975
Emerson Electric Co. ............................         1,900          188,100
                                                                      ----------
                                                                         378,075
                                                                      ----------
Machinery/Components/Controls 2.6%
Ingersoll-Rand Co. ..............................         4,700          223,250
Parker-Hannifin Group ...........................         7,400          323,750
                                                                      ----------
                                                                         547,000
                                                                      ----------
Technology 15.7%
Diverse Electronic Products 2.2%
General Motors Corp. H ..........................         8,000          472,000
                                                                      ----------
Electronic Data Processing 6.8%
Compaq Computer Corp.* ..........................         6,300          499,275
Hewlett-Packard Co. .............................         5,500          308,000
International Business Machines Corp. ...........         1,800          258,750
Sun Microsystems, Inc. ..........................        12,600          389,025
                                                                      ----------
                                                                       1,455,050
                                                                      ----------
Office/Plant Automation 1.3%
Cabletron Systems Inc.* .........................         4,400          132,000

    The accompanying notes are an integral part of the financial statements.


                        10 - SCUDDER CLASSIC GROWTH FUND

                                                                        Market
                                                         Shares        Value ($)
--------------------------------------------------------------------------------
Cisco Systems, Inc.* ............................         2,600          144,625
                                                                      ----------
                                                                         276,625
                                                                      ----------
Semiconductors 5.4%
Applied Materials, Inc.* ........................         7,700          389,813
Intel Corp. .....................................         3,650          517,837
KLA Instruments Corp.* ..........................         5,600          233,450
                                                                      ----------
                                                                       1,141,100
                                                                      ----------
Energy 12.2%
Engineering 1.1%
Fluor Corp. .....................................         3,700          224,313
                                                                      ----------
Oil Companies 9.4%
Amoco Corp. .....................................         3,300          278,850
Atlantic Richfield Co. ..........................         2,400          300,000
Exxon Corp. .....................................         4,000          399,500
Mobil Corp. .....................................         2,500          306,875
Repsol SA (ADR) .................................         5,500          209,000
Royal Dutch Petroleum Co. (New York shares) .....         2,900          501,700
                                                                      ----------
                                                                       1,995,925
                                                                      ----------
Oil/Gas Transmission 1.7%
Enron Corp. .....................................         5,300          211,338
Williams Cos., Inc. .............................         3,400          148,750
                                                                      ----------
                                                                         360,088
                                                                      ----------
Transportation 1.4%
Airlines 1.0%
AMR Corp.* ......................................         2,800          220,150
                                                                      ----------
Railroads 0.4%
Canadian Pacific Ltd. ...........................         3,300           81,675

--------------------------------------------------------------------------------
Total Common Stocks (Cost $18,846,069)                                20,571,721
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investment Portfolio--100.0% (Cost $19,534,066) (a)             21,259,721
--------------------------------------------------------------------------------
*    Non-income producing security.

(a) The cost for federal income tax purposes was $19,534,066. At February 28, 1997, net unrealized appreciation for all securities based on tax cost was $1,725,655. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,968,027 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $242,372.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $13,299 (.1% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. These securities may also have certain restrictions as to resale.

    The accompanying notes are an integral part of the financial statements.


                        11 - SCUDDER CLASSIC GROWTH FUND

                              Financial Statements

                       Statement of Assets and Liabilities
                       as of February 28, 1997 (Unaudited)

 Assets
--------------------------------------------------------------------------------
       Investments, at market (identified
         cost $19,534,066) (Note A) ........................     $  21,259,721
       Cash ................................................               950
       Receivable for Investments sold .....................           229,945
       Receivable for Fund shares sold .....................            48,702
       Dividends and interest receivable ...................            34,954
       Foreign taxes recoverable ...........................               342
       Due from Adviser (Note C) ...........................           111,789
       Deferred organization expenses (Note A) .............            23,537
                                                                 ---------------
       Total assets ........................................        21,709,940

 Liabilities
--------------------------------------------------------------------------------
       Payable for investments purchased ...................           165,333
       Payable for Fund shares redeemed ....................             1,076
       Accrued management fee ..............................            43,614
       Other accrued expenses (Note C) .....................            99,922
                                                                 ---------------
       Total liabilities ...................................           309,945
       -------------------------------------------------------------------------
       Net assets, at market value                               $  21,399,995
       -------------------------------------------------------------------------

 Net Assets
--------------------------------------------------------------------------------
       Net assets consist of:
       Undistributed net investment income .................             1,576
       Unrealized appreciation on investments ..............         1,725,655
       Accumulated net realized gain .......................           128,802
       Paid-in capital .....................................        19,543,962
       -------------------------------------------------------------------------
       Net assets, at market value                               $  21,399,995
       -------------------------------------------------------------------------

 Net Asset Value
--------------------------------------------------------------------------------
       Net Asset Value, offering and redemption price
         (Note A) per share ($21,399,995 /1,497,276
         outstanding shares of beneficial interest,
         $.01 par value, unlimited number of shares              ---------------
         authorized) .......................................            $14.29
                                                                 ---------------

    The accompanying notes are an integral part of the financial statements.


                        12 - SCUDDER CLASSIC GROWTH FUND

                             Statement of Operations
                 for the period September 9, 1996 (commencement of operations) to February 28, 1997 (Unaudited)

 Investment Income
--------------------------------------------------------------------------------
      Income:
      Dividends (net of foreign taxes withheld of $596) .....   $      97,974
      Interest ..............................................          24,820
                                                                ----------------
                                                                      122,794
      Expenses:
      Management fee (Note C) ...............................          43,614
      Services to shareholders (Note C) .....................          20,768
      Custodian and accounting fees (Note C) ................          40,442
      Trustees' fees and expenses (Note C) ..................          15,306
      Auditing ..............................................           9,557
      Registration fees .....................................          28,246
      Reports to shareholders ...............................          15,725
      Legal .................................................           8,941
      Amortization of organization expense (Note A) .........           2,464
      Other .................................................           4,687
                                                                ----------------
      Total expenses before reductions ......................         189,750
      Expense reductions (Note C) ...........................        (111,789)
                                                                ----------------
      Expenses, net .........................................          77,961
      --------------------------------------------------------------------------
      Net investment income                                            44,833
      --------------------------------------------------------------------------

 Realized and unrealized gain on investment transactions
--------------------------------------------------------------------------------
      Net realized gain from:
      Investments ...........................................         128,802
      Net unrealized appreciation during the period on
        investments .........................................       1,725,655
      --------------------------------------------------------------------------
      Net gain on investment transactions                           1,854,457
      --------------------------------------------------------------------------

      --------------------------------------------------------------------------
      Net increase in net assets resulting from operations      $   1,899,290
      --------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                        13 - SCUDDER CLASSIC GROWTH FUND

                       Statement of Changes in Net Assets

                                                                For the Period
                                                               September 9, 1996
                                                              (commencement of
                                                                 operations) to
                                                               February 28, 1997
 Increase (Decrease) in Net Assets                                 (Unaudited)
--------------------------------------------------------------------------------
       Operations:
       Net investment income ...................................   $    44,833
       Net realized gain on investments ........................       128,802
       Net unrealized appreciation on investment
         transactions during the period ........................     1,725,655
                                                                 ---------------
       Net increase in net assets resulting from operations ....     1,899,290
                                                                 ---------------
       Distributions to shareholders from net investment income        (43,257)
                                                                 ---------------
       Fund share transactions:
       Proceeds from shares sold ...............................    21,968,039
       Net asset value of shares issued to shareholders in
       reinvestment of distributions ...........................        42,483

       Cost of shares redeemed .................................   (2,467,760)
                                                                 ---------------
       Net increase in net assets from Fund share transactions .    19,542,762
                                                                 ---------------
       Increase in net assets ..................................    21,398,795
       Net assets at beginning of period .......................         1,200
       Net assets at end of period (including undistributed      ---------------
         net investment income of $1,576) ......................   $21,399,995
                                                                 ---------------
 Other information
--------------------------------------------------------------------------------
       Increase (decrease) in Fund shares
       Shares outstanding at beginning of period ...............           100
                                                                 ---------------
       Shares sold                                                   1,672,201
       Shares issued to shareholders in reinvestment of
         distributions .........................................         3,115
       Shares redeemed .........................................      (178,140)
                                                                 ---------------
       Net increase in Fund shares .............................     1,497,176
                                                                 ---------------
       Shares outstanding at end of period .....................     1,497,276
                                                                 ---------------

    The accompanying notes are an integral part of the financial statements.


                        14 - SCUDDER CLASSIC GROWTH FUND

                              Financial Highlights

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                                                For the Period
                                                               September 9, 1996
                                                                (commencement
                                                              of operations) to
                                                              February 28, 1997
                                                                   (Unaudited)
--------------------------------------------------------------------------------
 Net asset value, beginning of period ..............................   $12.00
                                                                     -----------
 Income from investment operations:
 Net investment income .............................................     .04
 Net realized and unrealized gain on investments ...................    2.29
                                                                     -----------
 Total from investment operations ..................................    2.33
                                                                     -----------
 Less distributions from net investment income .....................    (.04)
                                                                     -----------
 Net asset value, end of period ....................................   $14.29
--------------------------------------------------------------------------------
 Total Return (%) (b) ..............................................   19.39**
 Ratios and Supplemental Data
 Net assets, end of period ($ millions) ............................      21
 Ratio of operating expenses, net to average daily net assets (%) ..    1.25*
 Ratio of operating expenses before expense reductions, to
   average daily net assets (%) ....................................    3.04*
 Ratio of net investment income to average daily net assets (%) ....     .72*
 Portfolio turnover rate (%) .......................................    31.2*
 Average commission rate paid ......................................   $.0363

(a)  Based on monthly average shares outstanding during the period.
(b)  Total return is higher due to maintenance of the Fund's expenses.
*    Annualized
**   Not annualized


                        15 - SCUDDER CLASSIC GROWTH FUND

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Classic Growth Fund (the "Fund") is a diversified series of Scudder Investment Trust, a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the resale price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

                        16 - SCUDDER CLASSIC GROWTH FUND

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

During the period September 9, 1996 (commencement of operations) to February 28, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $20,842,799 and $2,125,524, respectively.

                               C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement also provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, the Adviser has agreed not to impose all or a portion of its management fee until August 31, 1997 in order to maintain the annualized expenses of the Fund at not more than 1.25% of average daily net assets. For the period September 9, 1996 (commencement of operations) to February 28, 1997, the Adviser did not impose any portion of its management fee, which amounted to $43,614. Further, due to the limitations of the Agreement, the Adviser also reimbursed the Fund for other non-related party expenses, which amounted to $30,874. The Adviser's reimbursement payable to the Fund for the period September 9, 1996 (commencement of operations) to February 28, 1997, amounted to $111,789.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the period September 9, 1996 (commencement of operations) to February 28, 1997, SSC did not impose any portion of its fee, which amounted to $16,953.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the period September 9, 1996 (commencement of operations) to February 28, 1997, STC did not impose any portion of its fees, which amounted to $484.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the period September 9, 1996 (commencement of operations) to February 28, 1997, SFAC did not impose any portion of its fee, which amounted to $19,864.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the period September 9, 1996 (commencement of operations) to February 28, 1997, the Trustees fees and expenses aggregated $15,306, of which $250 is unpaid at February 28, 1997.

                        17 - SCUDDER CLASSIC GROWTH FUND

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------

   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
----------------------

   Scudder Tax Free Money Fund

   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
---------

   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund

   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U.S. Income
-----------

   Scudder Short Term Bond Fund
   Scudder Zero Coupon 2000 Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder High Yield Bond Fund

Global Income
-------------

   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

Asset Allocation
----------------

   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------

   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
-----------

  Value

     Scudder Large Company Value Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth

     Scudder Classic Growth Fund
     Scudder Large Company Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------

  Worldwide

     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Emerging Markets Growth Fund
     Scudder Gold Fund

  Regional

     Scudder Greater Europe Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
-------------------

   IRA
   SEP IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income Opportunities
    Fund, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                        18 - Scudder Classic Growth Fund

                             How to Contact Scudder

Account Service and Information
--------------------------------------------------------------------------------
         For existing account services and transactions

           Scudder Investor Relations -- 1-800-225-5163

         For 24 hour account information, fund information, exchanges, and an overview of all the services available to you

           Scudder Electronic Account Services -- http://funds.scudder.com

         For information about your Scudder accounts, exchanges and redemptions

           Scudder Automated Information Line (SAIL) -- 1-800-343-2890

Investment Information
--------------------------------------------------------------------------------
         For information about the Scudder funds, including additional applications and prospectuses, or for answers to investment questions

           Scudder Investor Relations -- 1-800-225-2470
                                         Investor.Relations@scudder.com

           Scudder's World Wide Web Site -- http://funds.scudder.com

         For establishing 401(k) and 403(b) plans

           Scudder Defined Contribution Services -- 1-800-323-6105

Scudder Brokerage Services
--------------------------------------------------------------------------------
         To receive information about this discount brokerage service and to obtain an application

           Scudder Brokerage Services* -- 1-800-700-0820

Personal Counsel(SM) -- A Managed Fund Portfolio Program
--------------------------------------------------------------------------------
         To receive information about this mutual fund portfolio guidance and management program

           Personal Counsel from Scudder -- 1-800-700-0183

Please address all correspondence to
--------------------------------------------------------------------------------
           The Scudder Funds
           P.O. Box 2291
           Boston, Massachusetts
           02107-2291

Or Stop by a Scudder Funds Center
--------------------------------------------------------------------------------
         Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

            Boca Raton            Chicago               San Francisco
            Boston                New York

Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.
* Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061 -- Member NASD/SIPC.

                        19 - SCUDDER CLASSIC GROWTH FUND

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.



SCUDDER   (image)